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                                  EXHIBIT 99(A)
                                      PROXY

                            THE GLEN ROCK STATE BANK
                                57-59 Main Street
                                    P. O. Box
                               Glen Rock, PA 17327
                            Telephone: (717) 235-1146

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF THE GLEN ROCK STATE BANK

The undersigned hereby appoints Robert G. Coradi and J. Scott Sturgill as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of Common Stock of The Glen Rock State Bank held on record by the undersigned on February 7, 2001 at the Special Meeting of Shareholders to be held on March 15, 2001 or any adjournments thereof.

1. APPROVAL, RATIFICATION AND CONFIRMATION OF THE AGREEMENT AND PLAN OF MERGER, DATED NOVEMBER 7, 2000, BETWEEN COMMUNITY BANKS, INC. ("COMMUNITY"); THE GLEN ROCK STATE BANK ("GLEN ROCK"); AND THE PEOPLES STATE BANK ("PEOPLES") PROVIDING FOR THE MERGER OF GLEN ROCK WITH AND INTO PEOPLES ("MERGER"), A STATE CHARTERED BANKING SUBSIDIARY OF COMMUNITY.

                    FOR             AGAINST            ABSTAIN
                       -----               -----              -----

2. APPROVAL OF A PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AND THE AGREEMENT AND PLAN OF MERGER.

                    FOR             AGAINST            ABSTAIN
                       -----               -----              -----

3. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                    FOR             AGAINST            ABSTAIN
                       -----               -----              -----

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Dated the      day of          , 2001.                                  (SEAL)
                                               -------------------------
                                                   Signature

                                                                        (SEAL)
                                               -------------------------
                                                   Signature

                                               Please date and sign exactly as
                                               your name appears hereon. When
                                               signing as an Attorney, Executor,
                                               Administrator, Trustee or
                                               Guardian, please give full title.
                                               If more than one Trustee, all
                                               must sign. All joint owners must
                                               sign.